Semiannual Report

International
Growth &
Income Fund

April 30, 1999

T. Rowe Price

Report Highlights
--------------------------------------------------------------------------------

International Growth & Income Fund

o International markets were generally favorable for the fund's first four months of operation.

o The fund posted a solid return that exceeded its benchmark index; our value bias in stock selection was beneficial.

o Strong returns in many European countries and in Japan were reduced for U.S. investors by the dollar's strength versus the euro and yen.

o Europe is the fund's largest geographic exposure at 63% of net assets; Japan is second at 16%.

o Prospects are positive for foreign markets particularly if the U.S. economy remains strong without igniting inflationary pressures.

Fellow Shareholders

This is our first report since the fund's inception on December 21, 1998, and we would like to welcome all shareholders. International markets were generally positive for the fund's first four months of operation, although returns on Japanese and most European stocks were reduced for U.S. investors by the dollar's strength versus the yen and the euro, Europe's new common currency.

Performance Comparison
--------------------------------------------------------------------------------

Period Ended 4/30/99                                   4 Months (since 12/31/98)
--------------------------------------------------------------------------------

International Growth & Income Fund                                       5.81%

MSCI EAFE Index                                                          5.60


     The fund's four-month return was a solid 5.81%, about 20 basis points higher than our benchmark MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia, and Far East Index). Results benefited from our bias toward stocks with value characteristics, since some of the best-performing stocks in Europe-our largest regional exposure-were cyclical companies whose stocks frequently have "value" as opposed to "growth" characteristics. (Since inception on December 21, the fund has gained 7.50%.)

MARKET ENVIRONMENT

     The broad themes driving world markets higher in recent months were improving sentiment, recovering capital flows, and a generally benign interest rate environment. Economic growth continued to be uneven in the major economies of Europe. At the top end, France and Spain are growing 2% to 3% per annum, driven by strong domestic demand, while Germany and Italy are growing only 1% to 1.5%. The latter countries have particularly suffered from reduced global demand in the manufacturing sector and slow consumer spending. In Germany, the recently elected government lurched from blunder to blunder, resulting in widespread criticism and unpopularity. The finance minister resigned in March after numerous confrontations over tax policy with domestic companies, which responded by threatening to relocate their operations, and over monetary policy with the European Central Bank
     (ECB), which was keen to establish its independence. The new finance minister favors a more pragmatic, noninterventionist approach, and this cleared the way for the ECB to cut rates more than expected, from 3% to 2.5%. Despite the recent sharp rise in the oil price, there is very little inflationary pressure in Europe due to high unemployment, increased competition, and now the greater ease of price comparisons brought about by the euro.

     In the Pacific, there were some major rallies in the smaller countries amid signs that a number of them are successfully introducing necessary reforms following the traumas of a year ago. Even in Japan, there was some better news on the economy, and investors were encouraged to see the government allocate 7.5 trillion yen ($62 billion) to recapitalize the banking sector. The Tokyo market rallied strongly, with financial stocks taking the lead. Japan also saw an increase in corporate activity, with Goodyear acquiring Sumitomo Rubber and Renault buying about 35% of fellow automaker Nissan. For a country that has been cautious about foreign control of its corporations, these were landmark deals.

IMPACT OF THE EURO

     The European Union's new single currency began trading on January 1, 1999. In the short term, contrary to expectations, the euro has been weak, for three main reasons. First, economic growth in the Eurozone was less than forecast, and this has prompted the ECB to cut rates. At the same time, the U.S. economy grew faster than anticipated, and this meant the interest rate differential continued to favor the U.S. dollar. Second, political fighting between the German Finance Minister and the ECB led to a lack of confidence in the euro. This has now been resolved in favor of the ECB. Third, the Balkans conflict on Europe's doorstep has led to investors preferring the safe haven status of the U.S. dollar. These factors led to a 9% decline in the currency's value from its launch through April 30.

     In the longer term, the move to a single currency is expected to bring several benefits, both macroeconomic and microeconomic, such as currency certainty within the Eurozone, low inflation, lower costs, more competition, and more efficient capital markets. To survive in such an environment, companies must either have the lowest cost base in their industry or a sustainable business model. Many have examined their competitive positions and sought improvements; the unprecedented number of mergers and acquisitions in the past six months is testimony to this. So far, this type of activity in Europe has principally been among telecoms, pharmaceuticals, and banks. The fund benefited through the involvement of some of our holdings.

PORTFOLIO REVIEW

     Europe

     European stocks composed 63% of the fund's net assets on April 30, and the United Kingdom represented about one-third of all stocks in this group. In recent months, the more cyclically exposed sectors-metals, forestry products, and oils, for example-have performed best across Europe as investors began to anticipate a recovery in global economic growth. The pickup in underlying demand for technology products has also helped the electronics sector, while telecommunication stocks appeared strong but have been held back since January by high valuations. Bank stocks recovered from fears of a global liquidity crisis and emerging market bad debt problems, as buoyant financial markets generated large trading and commission income. By comparison, the safe, steady growers suffered in such an environment, with business services, food, and health care declining.


Market Performance
--------------------------------------------------------------------------------
Four Months               Local             Local Currency                 U.S.
Ended 4/30/99          Currency             vs. U.S. Dollars            Dollars
--------------------------------------------------------------------------------

France                   11.69%                 - 9.90%                   0.62%

Germany                   7.39                  - 9.90                  - 3.24

Hong Kong                30.48                  - 0.04                   30.43

Italy                     4.56                  - 9.90                  - 5.80

Japan                    23.74                  - 5.50                   16.93

Mexico                   36.52                    6.45                   45.32

Netherlands               9.77                  - 9.90                  - 1.10

Norway                   21.78                  - 2.15                   19.16

Sweden                   15.75                  - 3.63                   11.55

Switzerland               3.43                  - 9.79                  - 6.69

United Kingdom           11.97                  - 3.23                    8.35

Source: FAME Information Services, Inc., using MSCI indices.


     The U.K. was the star performer of the major European countries. Fears that the domestic economy was heading into recession have been eased by successive cuts in interest rates from 7% to 5.25% by the Bank of England. There was also growing evidence that consumer demand is beginning to strengthen. Better fundamentals together with strong liquidity and low valuations by European standards led to the U.K. market's better performance. As the table on page 3 shows, U.K. stocks in general returned almost 12% for the four months but the return to U.S. investors was trimmed to 8.35% by the rise of the U.S. dollar against the pound. (The U.K. has not yet adopted the euro.)

     Our two largest holdings in the fund, Shell Transport & Trading and BP Amoco benefited from the strong rise in oil prices, while Imperial Chemical and Rolls Royce reflected renewed interest in cyclical companies.

     Our holdings in countries adopting the euro generally performed well in local currency terms, but gave back much of this performance due to the rise in the dollar. The Netherlands represents about 6% of net assets and our largest holdings there are Akzo Nobel, a diversified chemical manufacturer and ING Groep, a leading financial services company. As is true of most holdings in the fund, these stocks are selling at very reasonable valuations. We have over 8% of assets invested in France, with a major holding in Axa, an insurance company that owns U.S. insurer Equitable. Significant merger and acquisition activity in France is a welcome sign that companies there may be becoming more shareholder friendly.

     With just under 7% of assets in Germany, we are underweighted versus the EAFE index. The bulk of our German exposure is through cyclical stocks, such as the chemical firms Bayer and BASF. Italy, about 5% of assets, was a hive of activity, with the major story being a hostile-and ultimately successful-bid for Telecom Italia by Olivetti. Other holdings in Italy include several banks, such as San Paolo-IMI and the food processor Parmalat.

     Not all of Europe has joined the euro. Markets still trading in their national currency include Switzerland, Sweden, and of course the U.K. About half of our 6% position in Switzerland consists of ABB, which builds transportation and power-generating equipment, Vontobel Holdings, an insurer, and Holderbank Financiere Glarus, a cement manufacturer with facilities around the world.

     Sweden (3%) was a strong performer in Europe. Astra's merger with Zeneca of the U.K. was well received as the combination now has the scale to compete with the largest companies in the pharmaceutical industry. The significant rise in Electrolux was fueled by its successful drive to improve operating margins, buoyant U.S. consumer demand for appliances, and low valuation.

Geographic Diversification
--------------------------------------------------------------------------------

Europe            Japan             Far East         Other and Reserves

63                16                10               11

Based on net assets as of 4/30/99.

Japan

     Japanese stocks were strong during the four months since the fund commenced operations. A string of positive news and government stimulus efforts in the fourth quarter of 1998 led to improved investor sentiment. The government initiated a bailout program of problem financial institutions, and many major corporations announced restructuring plans. The yen also stabilized somewhat versus the dollar, improving prospects for Japan's major exporters. Financial companies and the telecommunications sector led the stock rebound, with the largest gains occurring among medium and smaller companies.

     Still, Japan's fundamentals are weak, and we expect the economy to remain in the doldrums for some time. The structural changes needed for a real recovery are likely to take place over a number of years, and corporate restructuring will probably be piecemeal and evolutionary. Nonetheless, there is a real and accelerating reform trend, leading to genuine profit growth enhancement for the medium term.

     Japan is our second-largest major regional exposure at 16% of net assets and accounted for eight of our 25 largest holdings on April 30. Despite the overall problems in Japan, it is still the second-largest market and economy in the world, and many of its companies are strong competitors. Our holdings include Bridgestone, a tire manufacturer that owns Firestone and supplies Goodyear. Another holding is Canon, one of the world's dominant office product companies with substantial interests in cameras and video equipment.

     Far East

     Excluding Japan, we have another 10% of net assets in the Pacific Rim, principally in Hong Kong, Australia, and New Zealand. Hong Kong is home to some of the most financially sound and best-managed companies in the Far East, but currently its economy is struggling with its first recession in 13 years. One of our holdings there is Hutchison Whampoa, a diversified investment and property development company that will benefit when the Hong Kong economy recovers. Generally, stocks in Hong Kong have among the most attractive valuations in the world.

     Australian stocks performed well in the period. Natural resource stocks dominate this market, and the pickup in some commodity prices triggered good returns. Rio Tinto, an energy exploration and production firm, performed well, as did Santos, a broad-based international mining company.

     Latin America

We have only a little over 1% of the portfolio in this region, specifically Brazil, Chile, Argentina, and Mexico. Stock market volatility has been extreme in the past year even by the region's standards. Stocks were clobbered by the "flight to quality" after the Russian financial crisis of August 1998, and then a rebound in the fall was torpedoed by Brazil's failure to enact expected fiscal reforms and subsequent currency devaluation. However, the Brazilian Congress finally passed some needed measures to rein in the government's deficit, and when inflation appeared more restrained than expected, stocks in the region surged. Mexico suffered least from this period of turmoil, and its economy is in the best position to show positive growth. Our holdings in this part of the world performed very well, led by the Mexican cement company Cemex and the Brazilian telephone stock Telebras.


Industry Diversification
--------------------------------------------------------------------------------
                                                           Percent of Net Assets
                                                                         4/30/99
--------------------------------------------------------------------------------

Finance                                                            22.7%

Consumer Goods                                                     19.5

Services                                                           16.4

Capital Equipment                                                  11.1

Energy                                                             10.4

Materials                                                           8.1

Multi-industry                                                      2.1

All Other                                                           1.0

Reserves                                                            8.7
--------------------------------------------------------------------------------

Total                                                             100.0%


OUTLOOK

     Since Europe is by far our largest exposure, it is appropriate to first address the prospects there. After three years of excellent stock returns, Europe has taken a breather. The economy is weaker than anticipated, but recent cuts in interest rates and the euro's drop in value should pave the way for improvement. However, many nations need to lower taxes, deregulate labor practices, and reduce government debt. The advent of the euro will intensify pressure for these changes. In addition, we expect continuing corporate restructuring to increase competitiveness and shareholder value in Europe as the advantages of a single market are realized. Therefore, we are optimistic about the region and expect to find attractive values in many markets. In Japan and other areas we see signs of economic progress, and seek to invest in companies poised to benefit from rebounding economies.

     The prospects for global markets will depend significantly on whether the U.S. economy behaves in a way that allows the benign environment of low inflation and stable interest rates to continue. Its performance over the last five years has been quite remarkable, and this has been a major positive influence on both the U.S. stock market and investor sentiment internationally. If the U.S. can continue to deliver a mix of steady growth, negligible inflation, and favorable interest rates, the investment environment should remain positive. In addition, if overseas economies take over the leadership role, the case for international diversification becomes compelling.

     We believe our focus on foreign stocks with sound businesses and attractive valuations will provide solid results over time that offer significant diversification benefits for U.S. stock portfolios.

     Respectfully submitted,

     Martin G. Wade President

     May 24, 1999


T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                    Percent of
                                                    Net Assets
                                                       4/30/99
--------------------------------------------------------------------------------

Shell Transport & Trading, United Kingdom              1.4%

BP Amoco, United Kingdom                               1.3

Imperial Chemical, United Kingdom                      1.1

Bridgestone, Japan                                     1.1

Axa, France                                            1.1
--------------------------------------------------------------------------------

ABB, Switzerland                                       1.0

Canon, Japan                                           1.0

Honda, Japan                                           1.0

AstraZeneca, United Kingdom                            1.0

Takeda Chemical Industries, Japan                      0.9
--------------------------------------------------------------------------------

Vontobel Holdings, Switzerland                         0.9

Tokyo Electric Power, Japan                            0.9

Holderbank Financiere Glarus, Switzerland              0.9

British Telecommunications, United Kingdom             0.9

Rolls Royce, United Kingdom                            0.9
--------------------------------------------------------------------------------

Electrolux, Sweden                                     0.8

Mitsui & Co., Japan                                    0.8

UBS, Switzerland                                       0.8

Akzo Nobel, Netherlands                                0.8

Kao, Japan                                             0.8
--------------------------------------------------------------------------------

Sumitomo Marine & Fire Insurance, Japan                0.8

Repsol, Spain                                          0.8

ING Groep, Netherlands                                 0.8

BG, United Kingdom                                     0.7

Hutchison Whampoa, Hong Kong                           0.7
--------------------------------------------------------------------------------

Total                                                 23.2%

Note:  Table excludes reserves.


T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------
Unaudited


Financial Highlights               For a share outstanding throughout the period

                                                     12/21/98
                                                      Through
                                                      4/30/99

NET ASSET VALUE
Beginning of period                                    $10.00

Investment activities
  Net investment income                                  0.06*
  Net realized and unrealized gain (loss)                0.69

  Total from investment activities                       0.75


NET ASSET VALUE
End of period                                          $10.75
                                                       ------


Ratios/Supplemental Data

Total return(#)                                          7.50%*

Ratio of total expenses to
average net assets                                       1.25%*!

Ratio of net investment
income to average net assets                             2.31%*!

Portfolio turnover rate                                  25.3%!


Net assets, end of period
(in thousands)                                          $9,813

(#) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
!    Annualized
* Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 10/31/00.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 1999


Statement of Net Assets                                  Shares        Value
--------------------------------------------------------------------------------
                                                              In thousands

ARGENTINA  0.3%

Common Stocks  0.3%

Banco de Galicia Buenos Aires (Class B) ADR (USD)           300   $        7

Telefonica de Argentina (Class B) ADR (USD)                 300           11

YPF Sociedad Anonima (Class D) ADR (USD)                    300           13

Total Argentina (Cost $23)                                                31


AUSTRALIA  3.3%

Common Stocks  3.3%

Australia & New Zealand Bank Group                        5,900           47

Coles Myer Limited                                        7,500           40

Normandy Mining                                          39,000           34

Pacific Dunlop                                           16,600           29

Publishing & Broadcasting                                 5,800           39

Rio Tinto                                                 2,000           34

Santos                                                   11,400           39

Westfield Trust                                          13,700           30

Westpac Bank                                              3,800           29

Total Australia (Cost $289)                                              321


AUSTRIA  0.6%

Common Stocks  0.6%

Brau-Union                                                  600           30

EVN Energie Versorgung Nieder                               200           30

Total Austria (Cost $61)                                                  60


BELGIUM  1.1%

Common Stocks  1.1%

Dexia (EUR)                                                 240           37

Electrabel (EUR)                                            105           34

Solvay (EUR)                                                500           35

Total Belgium (Cost $117)                                                106


BRAZIL  0.3%

Common Stocks  0.3%

Telebras ADR (USD)                                          300   $       27

                                                                          27


Preferred Stocks  0.0%

Telebras ADR (USD) *                                        300            0

                                                                           0

Total Brazil (Cost $23)                                                   27


CHILE  0.2%

Common Stocks  0.2%

Compania de Telecomunicaciones de Chile (Class A) ADR       400           10

Enersis ADS (USD)                                           302            6

Total Chile (Cost $16)                                                    16


DENMARK  1.3%

Common Stocks  1.3%

Danisco                                                     840           39

Tele Danmark                                                300           31

Unidanmark (Class A)                                        800           55

Total Denmark (Cost $139)                                                125


FINLAND  1.0%

Common Stocks  1.0%

Kesko (EUR)                                               3,050           48

Merita (EUR)                                              7,610           45

Valmet (EUR)                                                780           10

Total Finland (Cost $99)                                                 103


FRANCE  8.6%

Common Stocks  8.6%

Accor (EUR)                                                 200           53

Assurances Generales de France (EUR)                        940           50

Axa ADR (USD)                                             1,000           64

B.U.S. Berzelius Umwelt-Service (EUR)                     2,000           19

Banque National de Paris (EUR)                              400   $       33

Cie de St. Gobain (EUR)                                     310           53

Elf Aquitaine (EUR)                                         280           43

Eridania Beghin-Say (EUR)                                   340           47

France Telecom ADR (USD)                                    500           41

Fromageries (EUR)                                            40           29

Labinal (EUR)                                               180           45

LVMH (EUR)                                                   80           21

Pernod Ricard (EUR)                                         800           54

Pinault Printemps Redoute (EUR)                             240           40

Renault SA (EUR)                                          1,000           42

Rhone Poulenc (EUR)                                       1,080           51

Schneider (EUR)                                             700           46

Societe Generale (EUR)                                      300           54

Technip (EUR)                                               460           55

Total France (Cost $804)                                                 840



GERMANY  6.6%

Common Stocks  6.6%

Altana AG (EUR)                                             560           34

Amb Aach & Mun Bet (EUR)                                    400           42

AXA Colonia Konzern (EUR)                                   420           40

BASF AG (EUR)                                             1,010           44

Bayer (EUR)                                                 900           38

Bayerische Vereinsbank (EUR)                                500           33

Daimler Chrysler Ag (EUR)                                   600           59

Deutsche Bank (EUR)                                         710           41

Deutsche Telekom ADR (USD)                                1,000           39

Dresdner Bank (EUR)                                         740           32

Heidelberg Zement (EUR)                                     600           41

HEW-Hamburgische Electricitaets-Werke (EUR)               1,400           32

Hoechst (EUR)                                               550           26

Lufthansa (EUR)                                           2,210           51

Man Ag (EUR)                                              1,600           50

Veba (EUR)                                                  800           44

Total Germany (Cost $630)                                                646


HONG KONG  2.9%

Common Stocks  2.9%

Cheung Kong Holdings                                      6,000   $       55

Hang Seng Bank                                            4,000           47

Hong Kong Electric                                       21,000           67

Hutchison Whampoa                                         8,000           72

Yue Yuen Industrial                                      21,000           46

Total Hong Kong (Cost $238)                                              287


ITALY  4.6%

Common Stocks  4.6%

Banca Commerciale Italiana (EUR)                          5,900           49

Benetton Group (EUR)                                     26,200           47

ENI SPA ADR (USD)                                           700           46

Falck Acciaierie & Ferriere Lombarde (EUR)                7,000           52

Istituto Bancario San Paolo di Torino ADR (USD)           1,400           42

Istituto Nazionale delle Assicurazioni (EUR)             20,000           53

Montedison Spa (EUR)                                     57,600           55

Parmalat Finanz (EUR)                                    19,000           27

Telecom Italia (EUR)                                      4,100           44

Toro Assicurazioni (EUR)                                  2,700           40

Total Italy (Cost $454)                                                  455


JAPAN  16.2%

Common Stocks  16.2%

Bridgestone                                               4,000          107

Canon                                                     4,000           98

Dai Nippon Printing                                       4,000           63

Daiichi Pharmaceutical                                    3,000           49

Denso                                                     3,000           61

Fuji Photo Film ADR (USD)                                 1,500           57

Honda ADR (USD)                                           1,100           97

Japan Tobacco                                                 6           60

JUSCO                                                     3,000           60

Kao                                                       3,000           76

Kuraray                                                   4,000           46

Kyocera                                                   1,000   $       59

Marui                                                     3,000           50

Mitsubishi Heavy Industries                              12,000           53

Mitsui & Co                                              11,000           81

Nippon Express                                           10,000           65

Sekisui House                                             6,000           67

Sumitomo Chemicals                                       13,000           58

Sumitomo Marine & Fire Insurance                         11,000           75

Takeda Chemical Industries                                2,000           87

Terumo                                                    3,000           65

Tokyo Electric Power                                      4,000           85

Wacoal                                                    4,000           43

WEBS Index Fund (USD)                                     2,000           24

Total Japan (Cost $1,447)                                              1,586


MEXICO  0.5%

Common Stocks  0.5%

Cemex 'A'                                                 6,000           28

Telefonos de Mexico (Class L) ADR (USD)                     300           23

Total Mexico (Cost $30)                                                   51


NETHERLANDS  5.5%

Common Stocks  5.5%

ABN Amro Holdings (EUR)                                   2,900           68

Akzo Nobel (EUR)                                          1,700           77

CSM (EUR)                                                 1,100           59

Fortis Nl (EUR)                                           1,700           61

Hagemeyer (EUR)                                           1,600           54

ING Groep (EUR)                                           1,200           74

KLM Royal Dutch Air ADR (USD)                             1,400           42

OCE (EUR)                                                 1,300           38

Telegraaf Holdings (EUR)                                  3,000           65

Total Netherlands (Cost $527)                                            538


NEW ZEALAND  1.4%

Common Stocks  1.4%

Fernz                                                    20,000   $       67

Lion Nathan                                              11,400           29

Telecom Corp. of New Zealand ADR (USD)                    1,000           41

Total New Zealand (Cost $127)                                            137


NORWAY  1.0%

Common Stocks  1.0%

Christiania Bank                                          8,400           32

Orkla (Class A)                                           2,200           37

Storebrand ASA                                            4,900           36

Total Norway (Cost $101)                                                 105


SINGAPORE  2.2%

Common Stocks  2.2%

Development Bank of Singapore                             4,000           42

Singapore Airlines                                        4,000           37

Singapore Land                                           16,000           51

Singapore Press                                           3,000           44

United Overseas Bank                                      5,000           39

Total Singapore (Cost $159)                                              213


SPAIN  3.5%

Common Stocks  3.5%

Argentaria Banca de Espana (EUR)                          1,500           36

Banco Santander Cen Hispanos ADR (USD)                    2,000           43

Cristaleria Espanola (EUR)                                  740           41

Dragados Y Construcciones (EUR)                           1,700           57

Endesa ADR (USD)                                          1,900           42

Repsol ADR (USD)                                          4,500           74

Telefonica de Espana ADR (USD)                              410           57

Total Spain (Cost $366)                                                  350


SWEDEN  3.1%

Common Stocks  3.1%

AstraZeneca Group ADR (USD)                                 908   $       35

Autoliv                                                   1,500           52

Electrolux (Class B)                                      4,000           81

Scania AB                                                 2,400           67

Svenska Handelsbank                                       1,800           68

Total Sweden (Cost $295)                                                 303


SWITZERLAND  6.0%

Common Stocks  6.0%

ABB                                                          70          102

Hero                                                        100           50

Holderbank Financiere Glarus                                 70           84

Novartis                                                     40           59

Schindler Holdings                                           40           63

Schweizerische Rueckversicherungs                            30           66

UBS                                                         230           78

Vontobel Holdings                                            50           86

Total Switzerland (Cost $598)                                            588


UNITED KINGDOM  20.5%

Common Stocks  20.5%

Abbey National                                            3,100           70

Associated British Foods                                  9,100           66

AstraZeneca ADR (USD)                                     1,500           59

Bank of Scotland                                          3,800           57

Bass                                                      4,200           66

BG                                                       12,800           72

Blue Circle Industries                                    9,900           66

Bowthorpe                                                 9,000           71

BP Amoco ADR (USD)                                        1,100          125

British Airport Authorities                               5,300           55

British Telecommunications ADR (USD)                        500           84

Cadbury Schweppes ADR (USD)                               1,300           70

Diageo ADR (USD)                                          1,500           69

GKN                                                       3,700   $       63

Halifax                                                   4,000           56

HSBC Holdings                                             1,600           61

Imperial Chemical ADR (USD)                               2,500          108

J. Sainsbury                                              5,100           33

Ladbroke Group                                            8,000           38

Pearson                                                   2,500           53

Powergen                                                  6,400           70

Rolls Royce                                              18,000           84

Royal Sun Alliance                                        6,800           59

Shell Transport & Trading ADR (USD)                       3,000          136

Slough Estates                                            9,000           49

Tesco                                                    21,000           62

Thames Water                                              4,200           59

Tomkins ADR (USD)                                           434            8

United Utilities                                          5,700           65

WEBS Index Fund                                           1,000           22

Woolwich                                                  9,300           59

Total United Kingdom (Cost $1,932)                                     2,015


UNITED STATES  0.6%

Common Stocks  0.6%

Pharmacia & Upjohn                                        1,000           56

Total United States (Cost $57)                                            56


Short-term Investments  7.6%

Money Market Funds  7.6%

Reserve Investment Fund, 5.01% #                        748,704          749

Total Short-Term Investments (Cost $749)                                 749


Total Investments in Securities
98.9% of Net Assets (Cost $9,281)                                 $    9,708

Other Assets Less Liabilities                                            105


NET ASSETS                                                        $    9,813
                                                                  ----------


Net Assets Consist of:

Accumulated net investment income - net of distributions          $       52

Accumulated net realized gain/loss - net of distributions                 95

Net unrealized gain (loss)                                               427

Paid-in-capital applicable to 912,879 shares of $0.01 par
value capital stock outstanding; 2,000,000,000 shares
of the Corporation authorized                                          9,239

NET ASSETS                                                        $    9,813
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    10.75
                                                                  ----------

  *   Non-income producing
  #   Seven-day yield
ADR   American depository receipt
ADS   American depository share
EUR   European currency unit
USD   U.S. dollar

The accompanying notes are an integral part of these financial statements.


T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
In thousands

                                                                     12/21/98
                                                                      Through
                                                                      4/30/99

Investment Income

Income

  Dividend (net of foreign taxes of $8)                            $      63
  Interest                                                                16

  Total income                                                            79

Expenses

  Custody and accounting                                                  45
  Shareholder servicing                                                    9
  Registration                                                             2
  Prospectus and shareholder reports                                       2
  Legal and audit                                                          2
  Directors                                                                2
  Reimbursed by manager                                                  (35)

  Total expenses                                                          27

Net investment income                                                     52


Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                             101
  Foreign currency transactions                                           (6)

  Net realized gain (loss)                                                95

Change in net unrealized gain or loss on securities                      427

Net realized and unrealized gain (loss)                                  522

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $     574
                                                                   ---------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
In thousands
                                                                     12/21/98
                                                                      Through
                                                                      4/30/99

Increase (Decrease) in Net Assets

Operations

  Net investment income                                            $      52
  Net realized gain (loss)                                                95
  Change in net unrealized gain or loss                                  427

  Increase (decrease) in net assets from operations                      574

Capital share transactions*

  Shares sold                                                         10,230
  Shares redeemed                                                       (991)

  Increase (decrease) in net assets from capital
  share transactions                                                   9,239

Net Assets

Increase (decrease) during period                                      9,813
Beginning of period                                                       --

End of period                                                      $   9,813
                                                                   ----------
*Share information

  Shares sold                                                          1,011
  Shares redeemed                                                        (98)

  Increase (decrease) in shares outstanding                              913

The accompanying notes are an integral part of these financial statements.


T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 1999

Notes to Financial Statements

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The International Growth & Income Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 21, 1998. Its goals are long-term growth of capital and reasonable current income through investments, primarily in common stocks of mature, dividend paying, non-U.S. companies.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Credits earned on daily, uninvested cash balances at the custodian are used to reduce the fund's custody credits.

NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $7,931,000 and $424,000, respectively, for the period ended April 30, 1999.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company and distribute all of its taxable income.

     At April 30, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $9,281,000. Net unrealized gain aggregated $427,000 at period end, of which $741,000 related to appreciated investments and $314,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

     The investment management agreement between the fund and the manager provides for an annual investment management fee. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At April 30, 1999, and for the period then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through October 31, 2000, which would cause the fund's ratio of total expenses to average net assets to exceed 1.25%. Thereafter, through October 31, 2002, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 1.25%. Pursuant to this agreement, $15,000 of management fees were not accrued by the fund for the period ended April 30, 1999, and $69,000 of other expenses were borne by the manager.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. (TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $46,000 for the period ended April 30, 1999, of which $11,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the period ended April 30, 1999, totaled $10,000 and are reflected as interest income in the accompanying Statement of Operations.

T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services And Information

     Knowledgeable Service Representatives

     By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET. In Person Available in T. Rowe Price Investor Centers.

     Account Services

     Checking Available on most fixed income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe

     Price Web site on the Internet. Address: www.troweprice.com

     Brokerage Services*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

     Investment Information

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

      * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
     ** Based on a January 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------


STOCK FUNDS
-----------------------------
Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International


BOND FUNDS
-----------------------------

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free**
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond***
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond Virginia
Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond
International Bond


MONEY MARKET FUNDS!
-----------------------------

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money


BLENDED ASSET FUNDS
-----------------------------

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
-----------------------------

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

* Closed to new investors. ** Formerly named Florida Insured Intermediate Tax-Free. *** Formerly named Tax-Free Insured Intermediate Bond.

! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY.
T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a brokerage account
or obtain information, call:
1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

4200 West Cypress St.
10th Floor
Tampa, FL 33607

4410 ArrowsWest Drive
Colorado Springs, CO 80907

Warner Center Plaza 5
Mezzanine Level
21800 Oxnard Street, Suite 270
Woodland Hills, CA 91367
(opens mid-June)

Invest With Confidence(registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.          F127-051  4/30/99